Exhibit 4.8

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                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

       NUMBER                                                    SHARES

------------------------                                ------------------------
     [CLIPART]                    [LOGO]MedPro                  [CLIPART]
------------------------                                ------------------------


AUTHORIZED COMMON STOCK:                                   CUSIP NO. 58504M 10 0
  90,000,000 SHARES
  PAR VALUE: $0.001

This Certifies that


Is The Record Holder Of


              Shares of MedPro Safety Products, Inc. Common Stock

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer
                     Agent and registered by the Registrar.

 Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                            [SEAL]
/s/ William Craig Turner               -----------------    /s/ Walter Weller
---------------------------------        MEDPRO SAFETY      --------------------
 CHAIRMAN/CHIEF EXECUTIVE OFFICER        PRODUCTS, INC.     PRESIDENT/SECRETARY
                                        CORPORATE SEAL
                                       December 15, 1999
                                             NEVADA
                                       -----------------

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                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned and Registered

                        Nevada Agency and Trust Company
             50 West Liberty Street o Suite 880 o Reno Nevada 89501

                     ______________________________________